UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2010
PETROLEUM DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-07246	95-2636730

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Sherman Street, Suite 3000 Denver, Colorado	80203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 860-5800
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Purchase Agreement
On November 18, 2010, Petroleum Development Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers named therein (the “Initial Purchasers”), relating to the offer and sale (the “Offering”) by the Company of $115.0 million aggregate principal amount of 3.25% convertible senior notes due 2016 (the “Notes”) (including $15.0 million aggregate principal amount of the Company’s Notes pursuant to the full exercise of the Initial Purchasers’ over-allotment option).
PDC offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered and sold by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Offering of the Notes (including any shares of common stock issuable upon conversion thereof) has not been registered under the Securities Act or under any state securities laws, and consequently, such securities may not be offered or sold in the United States or to U.S. persons, except pursuant to a registration under the Securities Act or an exemption from the registration requirements of such act. The Offering was consummated on November 23, 2010.
Net proceeds to the Company from the Offering are approximately $111.2 million, after deducting fees and estimated expenses. The Company intends to use the net proceeds of the Offering, together with other proceeds, to repay borrowings under its credit facility used to fund an acquisition of additional assets in the Wolfberry Trend in the Permian Basin of West Texas that closed on November 19, 2010; to fund its previously announced acquisitions of the 2004 and 2005 drilling partnerships; and to fund other acquisitions and for general corporate purposes, including drilling capital expenditures associated with the development of the horizontal Niobrara oil play and in the Wolfberry oil trend and to fund refractures and recompletions on wells acquired from the Company’s drilling partnerships. Pending such uses, the Company intends to apply the net proceeds from this Offering and other proceeds to temporarily repay the entire outstanding amount under its credit facility, with the remaining balance being deposited in an interest bearing account and held as cash and cash equivalents until utilized as discussed above.
All of the Initial Purchasers or their affiliates have performed commercial banking, investment banking or advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses. The Initial Purchasers may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In addition, affiliates of each of the Initial Purchasers is a lender under the Company’s revolving credit facility and, therefore, received their respective share of the repayment by the Company of amounts outstanding under its revolving credit facility from the net proceeds of the Offering.
The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
Indenture
The Notes are governed by an indenture dated as of November 23, 2010 (the “Indenture”), by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The Notes require the payment of interest semiannually and will be convertible prior to November 15, 2015 only upon specified events and during specified periods and, thereafter, at any time, in each case at an initial conversion rate of 23.5849 per $1,000 principal amount of the Notes, which is equal to a conversion price of approximately $42.40 per share. Upon conversion, the Notes may be settled, at the Company’s election, in shares of the Company’s common stock, cash or a combination of cash and shares of the Company’s common stock. The Company may not redeem the Notes at its election prior to their maturity date.

If the Company undergoes a fundamental change, subject to certain conditions, holders may require the Company to repurchase for cash all or part of the Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
The Notes are senior, unsecured obligations of the Company and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated (including the Company’s 12% senior notes due 2018); effectively junior in right of payment to any of the Company’s secured indebtedness (including the Company’s obligations under its senior secured credit facility) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries.
The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Indenture and form of Note, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above regarding the Notes and the Indenture is incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 above regarding the sale of the Notes is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On November 23, 2010, the Company announced that the Offering was consummated. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description

1.1
Purchase Agreement, dated as of November 18, 2010, among the Company and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers.

4.1	Indenture, dated November 23, 2010, between the Company and The Bank of New York Mellon.

4.2	Form of 3.25% Convertible Senior Note due 2016 (included in Exhibit A to Exhibit 4.1).

99.1	Press release, dated November 23, 2010 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation
Date: November 24, 2010	By:	/s/ Daniel W. Amidon
		Name:	Daniel W. Amidon
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

1.1
Purchase Agreement, dated as of November 18, 2010, among the Company and Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the initial purchasers.

4.1	Indenture, dated November 23, 2010, between the Company and The Bank of New York Mellon.

4.2	Form of 3.25% Convertible Senior Note due 2016 (included in Exhibit A to Exhibit 4.1).

99.1	Press release, dated November 23, 2010 (furnished herewith).